Delaware Investments® Family of Funds
(the "Funds")

Supplement to the current Statements of Additional Information for Class B shares

On February 15, 2007, the Board of Trustees of the Funds approved the termination of new purchases of the Funds' Class B shares. The Funds will offer Class B shares only in connection with dividend reinvestments and permitted exchanges of Class B shares.

The following paragraphs are added at the beginning of the Section entitled "Purchasing Shares."

Effective at the close of business on May 31, 2007, no new or subsequent investments, including investments through automatic investment plans and by qualified retirement plans (such as 401(k) plans, 403(b) plans, or 457 plans), will be allowed in Class B shares in any of the Funds, except through a reinvestment of dividends or capital gains or permitted exchanges. Existing shareholders of Class B shares may continue to hold their Class B shares, reinvest dividends into Class B shares, and exchange their Class B shares of one Delaware Investments Fund for Class B shares of another Delaware Investments Fund, as permitted by existing exchange privileges.

For Class B shares outstanding as of May 31, 2007 and Class B shares acquired upon reinvestment of dividends or capital gains, all Class B share attributes, including the contingent deferred sales charge ("CDSC") schedules, conversion to Class A schedule, and distribution and service (12b-1) fees, will continue in their current form. You will be notified via Supplement if there are any changes to these attributes, sales charges, or fees.

Effective at the close of business on May 31, 2007, the 12-month reinvestment privilege described in the Section entitled "Purchasing Shares - 12-Month Reinvestment Privilege" will no longer apply to Class B shares.

Please keep this Supplement for future reference.

This supplement is dated March 16, 2007.